UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

ONCOTHYREON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Oncothyreon Inc. (the “Company”) on August 11, 2014 (the “Initial 8-K”). As previously reported in the Initial 8-K, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with AB Acquisition (DE) Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Alpine Biosciences, Inc., a Delaware corporation (the “Target”), and Mitchell H. Gold, M.D., as Stockholders’ Agent. Pursuant to the terms and conditions set forth in the Merger Agreement, on August 8, 2014, the Company, through the Merger Sub, consummated its acquisition of the Target pursuant to the Merger Agreement, as a result of which, Merger Sub merged (the “Merger”) with and into the Target with the Target continuing as the surviving corporation and as a subsidiary of the Company after the Merger. This Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of the Target as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The audited financial statements of the Target as of and for the year ended December 31, 2013 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Items 1.01 and 2.01 of the Initial 8-K is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated August 8, 2014, among Oncothyreon Inc., AB Acquisition (DE) Corp., Alpine Biosciences, Inc. and Mitchell H. Gold, M.D., as Stockholders’ Agent (incorporated by reference to Exhibit 2.1 of the Oncothyreon Inc. Current Report on Form 8-K filed August 11, 2014).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press release issued by Oncothyreon Inc. announcing the acquisition of Alpine Biosciences, Inc. dated August 11, 2014 (incorporated by reference to Exhibit 99.2 of the Oncothyreon Inc. Current Report on Form 8-K filed August 11, 2014).

99.2	Unaudited condensed financial statements of Alpine Biosciences, Inc. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

99.3	Audited financial statements of Alpine Biosciences, Inc. as of and for the year ended December 31, 2013.

99.4	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Robert L. Kirkman
Robert L. Kirkman
President & Chief Executive Officer

Date: October 22, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated August 8, 2014, among Oncothyreon Inc., AB Acquisition (DE) Corp., Alpine Biosciences, Inc. and Mitchell H. Gold, M.D., as Stockholders’ Agent (incorporated by reference to Exhibit 2.1 of the Oncothyreon Inc. Current Report on Form 8-K filed August 11, 2014).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press release issued by Oncothyreon Inc. announcing the acquisition of Alpine Biosciences, Inc. dated August 11, 2014 (incorporated by reference to Exhibit 99.2 of the Oncothyreon Inc. Current Report on Form 8-K filed August 11, 2014).

99.2	Unaudited condensed financial statements of Alpine Biosciences, Inc. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

99.3	Audited financial statements of Alpine Biosciences, Inc. as of and for the year ended December 31, 2013.

99.4	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

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